UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-05005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On May 24, 2022, IIN Holding Company LLC, a Delaware limited liability company (the “Parent”), completed the previously announced acquisition of Intricon Corporation, a Pennsylvania corporation (the “Company” or “Intricon”), pursuant to an Agreement and Plan of Merger, dated as of February 27, 2022 (the “Merger Agreement”), by and among the Company, Parent and IC Merger Sub Inc., a Pennsylvania corporation and a wholly owned subsidiary of the Parent (“Merger Sub”). Parent and Merger Sub are owned by funds affiliated with Altaris Capital Partners, LLC (“Altaris”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2022, Intricon held a special meeting of shareholders virtually via an audio webcast (the “Special Meeting”). As of April 12, 2022, the record date for the Special Meeting, there were 9,279,569 shares of Common Stock outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, 6,645,463 shares of Common Stock were virtually present or represented by proxy and, therefore, a quorum was present.

The shareholders of the Company voted on the following items at the Special Meeting:

1.	To consider and vote on the proposal to (a) approve and adopt the Merger Agreement, and (b) pursuant to the terms of the Merger Agreement, approve the Merger (the “Merger Proposal”); and

2.
To consider and vote on the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Intricon’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

The Merger Proposal received the following votes:

For	Against	Abstain
6,554,309	87,847	3,307

Based on the votes set forth above, the shareholders approved the Merger Proposal.

The Compensation Proposal received the following votes:

For	Against	Abstain
6,364,636	222,026	58,801

Based on the votes set forth above, the shareholders approved the Compensation Proposal.

The proposal to adjourn the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to approve the Merger Proposal at the time of the Special Meeting, was rendered moot in light of the approval of the Merger Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	President and Chief Executive Officer

Date: May 25, 2022